Time Deposits	12 Months Ended
Dec. 31, 2023
Time Deposits
Time Deposits

Note 6:   Time Deposits

Time deposits in denominations of $250,000 or more were $37.6 million at December 31, 2023 and $11.3 million at December 31, 2022. At December 31, 2023, the scheduled maturities of time deposits are as follows:

(In thousands)
Due during the year ending December 31,
2024	$79,670
2025	63,073
2026	7,961
2027	163
2028	230
Thereafter	261
$151,358